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                  SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, DC 20549



                             FORM 8-K



                     CURRENT REPORT PURSUANT
                   TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of Earliest Event Reported)    September 2, 1997
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                          Mission West Properties
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           (Exact Name of Registrant as Specified in its Charter)


                               California
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             (State or Other Jurisdiction of Incorporation)


      001-08383                                           95-2635431
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(Commission File Number)                    (I.R.S. Employer Identification No.)


                  10050 Bandley Drive, Cupertino, CA  95014
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                 (Address of Principal Executive Offices)


                              (408) 725-0700
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          (Registrant's Telephone Number, Including Area Code)

                   6815 Flanders Drive, San Diego, CA 92121
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       (Former Name or Former Address, if Changed Since Last Report)

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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

     On September 2, 1997, Mission West Properties (the "Company") completed the sale of 6,000,000 shares of its newly issued common stock to a group of private investors led by Berg & Berg Enterprises, Inc. (the "Berg Group"). The members of the Berg Group include those individuals and entities set forth in Appendix I to the Stock Purchase Agreement, dated May 27, 1997, by and between the Company and the Berg Group, as amended July 2, 1997 (the "Stock Purchase Agreement"), a copy of which is attached as an Exhibit. The Stock Purchase Agreement was previously filed with the Securities and Exchange Commission on July 3, 1997 as an exhibit to the Company's Schedule 14A, as amended. The source of consideration used by Berg & Berg Enterprises, Inc. to acquire the common stock of the Company was working capital. The source of consideration used by all other members of the Berg Group to acquire the common stock of the Company was personal funds. The percentage of voting securities of the Company now beneficially owned by the Berg Group is 79.6%.

     The members of the Berg Group have entered into a Voting Rights Agreement covering all shares of common stock of the Company acquired pursuant to the Stock Purchase Agreement (the "Shares"), and all shares issued on, or in exchange for, any of the Shares by reason of any stock dividend, stock split, consolidation of shares, reclassification or consolidation involving the Company. Each member of the Berg Group has agreed to vote such member's Shares as directed by Carl Berg, on behalf of Berg & Berg Enterprises, Inc., on all matters submitted to a vote of the shareholders of the Company. The Voting Rights Agreement terminates at the earliest of the following dates: (i) upon any sale of the Shares pursuant to a registration statement declared effective under the Securities Act of 1933, as amended (the "Securities Act"), but only as to the Shares so sold; (ii) upon a sale of the Shares pursuant to Rule 144 promulgated under the Securities Act, but only as to the Shares so sold; or (iii) two (2) years after the effective date of the Voting Rights Agreement.

     The Company's Schedule 14A, as amended, filed with the Securities and Exchange Commission on July 3, 1997 and all exhibits and attachments thereto are incorporated herein by reference with respect to information required by this Item 1. The remainder of the information required by this Item 1 is set forth in the News Releases issued by the Company on August 6, 1997 and September 2, 1997, copies of which are attached as Exhibits.

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ITEM 7. EXHIBITS.

        (2)   Appendix I to Stock Purchase Agreement
        (99)  Additional Exhibits:

              (i) Voting Rights Agreement, dated August 4, 1997, by and among Berg & Berg Enterprises, Inc. and the other members of the Berg Group

              (i) August 6, 1997 News Release Announcing Shareholder Approval of Sale of Common Stock to Berg Group and Declaration of $3.30 Distribution

              (ii) September 2, 1997 News Release Announcing Sale of Common Stock to Berg Group and Change in Board of Directors and Officers


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                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   MISSION WEST PROPERTIES


                                   By: /s/
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                                      Michael L. Knapp
                                      Chief Financial Officer and Secretary

Dated: 9/15/97
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